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                                                                   EXHIBIT 10.36

$75,000                                                        Boulder, Colorado

                                PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned, Nassim Usman ("Borrower") promises to pay to the order of Ribozyme Pharmaceutical Incorporated ("Holder") at 2950 Wilderness Place, Boulder, Colorado 80301, or at such other place as Holder may from time to time designate in writing to Borrower, in lawful money of the United States, the principal sum of SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($75,000.00), due and payable in full on May 22, 2001.

         Borrower may prepay this loan in whole or in part, at any time without penalty. Unless sooner repaid in accordance with the terms hereof, the principal balance outstanding under this Note shall be repaid in five equal, annual installments of $15,000 starting on May 22, 1997. So long as this Note is not in default, this Note shall bear no interest.

         This Note is secured by a Deed of Trust of even date herewith encumbering property located in Boulder County, Colorado. This loan is repayable in full if Borrower terminates employment with Holder, voluntary or involuntary, before the loan is repaid in full or if Borrower sells encumbered property.

         If in the opinion of Holder it becomes necessary to employ counsel to collect or enforce this Note, Borrower agrees to pay all costs, charges, disbursements and reasonable attorney fees incurred by Holder in collecting or enforcing this Note. Borrower hereby waives presentment of payment, notice of nonpayment, demand, protest, and all conditions precedent to immediate and unconditional liability for payment by Borrower upon default.

         DATED on this 4th day of June , 1996, effective as of May 22, 1996.

         IN WITNESS WHEREOF, the Borrower has executed this Note.



                                                   /s/ Nassim Usman
                                                   ----------------
                                                   Nassim Usman





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